JOHN T. BOYD COMPANY     PITTSBURGH
                         400 Oliver Building
          MINING AND     Mellon Square
          GEOLOGICAL     535 Smithfield Street
           ENGINEERS     Pittsburgh, PA 15222-2384
                         (412) 562-1770
                         (412) 562-1953 FAX


                         DENVER
                         (303) 293-8988
                         (303) 293-2232 FAX

                         JOHN T. BOYD                   SENIOR VICE PRESIDENTS
                         Chairman                       Ronald L. Lewis
                         JAMES W. BOYD                  Lawrence M. Thomas
                         President
                         LAWRENCE D. GENT               VICE PRESIDENTS
                         Executive Vice President       David M. Carris
                                                        Phillip D. Clady
                         BRADLEY CHARLES LEWIS          Russell P. Moran
                         Assistant to the President     Robert M. Quinlan
                                                        James J. Schaeffer, Jr.
                                                        George V. Weisdack



                                  March 24, 1994



                         CONSENT OF CONSULTING MINING
                           AND GEOLOGICAL ENGINEERS



     We hereby consent to the use of our estimates of coal reserves in Consolidated Natural Gas Company's Annual Report on Form 10-K for the year ended December 31, 1993. We further consent to the filing hereof as an Exhibit to said Annual Report on Form 10-K.

     We also consent to the incorporation by reference into (i) the Registration Statements on Form S-3 (Nos. 33-1040, 33-49469 and 33-52585) and Form S-8 (Nos. 2-77204, 2-97948, 33-40478 and 33-44892) of Consolidated Natural
Gas Company, and (ii) the prospectuses made a part thereof, of our estimates of coal reserves included in Consolidated Natural Gas Company's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the references to us under the heading "Experts" in such Prospectuses.




                                              JAMES W. BOYD

                                              James W. Boyd
                                                President